Exhibit 10.61








                                  GROUND LEASE


                                     Between

                 THE BUFFALO ENTERPRISE DEVELOPMENT CORPORATION

                                    Landlord,

                                       and

                          AGRO POWER DEVELOPMENT, INC.

                                     Tenant.







                         Dated: As of September 4, 1997

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made as of the 4th day of September, 1997 between THE BUFFALO ENTERPRISE DEVELOPMENT CORPORATION, a not-for profit local development corporation organized under the laws of the State of New York, having its principal office and place of business at 620 Main Street, Buffalo, New York 14202 (the "Landlord") and AGRO POWER DEVELOPMENT, INC., a New Jersey corporation, having an office at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Tenant").

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Definitions. Unless otherwise defined herein, the following terms shall have the respective meanings specified below:

          (a) "Affiliate" shall mean Tenant or any party controlled by or controlling Tenant.

          (b) "Assignment" shall mean any permitted assignment to a third party by Tenant of all of its rights and obligations under this Lease.

          (c) "Assignee" shall mean the assignee under an Assignment.

          (d) "Commencement of Work" shall mean the date on which the excavation work in connection with the construction of the Improvements has begun. To "Commence Work" shall have the correlative meaning.

          (e) "Commencement Date" shall mean the date hereof.

          (f) "Completion Date" shall mean (1) the date upon which the Improvements have been substantially completed in accordance with generally accepted construction practices and have been certified to Landlord as such by Tenants, based on certificates of completion reasonably satisfactory to Landlord and a permanent and unconditional certificate of occupancy has been issued therefor, and (2) with respect to the change, alteration or new construction of the Improvements, or any Restoration of the Improvements, that point in time when the Improvements have been substantially completed in accordance with generally accepted construction practices and have been certified as such by Landlord and a permanent and unconditional certificate of occupancy has been issued for the completed work.

          (g) "Construction Period" shall mean the period commencing with the Commencement of Work for the Improvements, or Restoration, as the case may be, and ending with the Completion Date of the Improvements or Restoration, as the case may be.

          (h) "Contract" shall mean that certain Contract for Sale of Land for Redevelopment dated July 2, 1997 by and between City of Buffalo and Landlord.

          (i) "Default" shall mean any condition or event which constitutes or would, after notice or lapse of time, or both, constitute an Event of Default.

          (j) "Demised Premises" shall mean the Land and all Easements, rights and rights of way and licenses, but shall not include the Improvements or Tenant's fixtures.

          (k) "Development Costs" shall mean the costs of developing and constructing the Improvements.

          (l) "Easements" shall mean those easements under, over and across the property of the Landlord adjacent to the Land which are reasonably necessary for access to the Land and to furnish services (including utilities) to the Improvements.

          (m) "Event of Default" shall mean any of the acts or omissions defined in Section 16.1 of this Lease.

          (n) "Governmental Authorities" means all federal, state and municipal governments, courts, departments, commissions, boards, and officers having jurisdiction over the Demised Premises, the Improvements or the construction thereof, or over, Landlord, Tenant or any Subtenant.

          (o) "Governmental Requirement(s)" means all present and future laws, ordinances, orders, rules, regulations and requirements of any Governmental Authority having jurisdiction over the Improvements or the Demised Premises or the use of either of them or this Lease and all building permits and other licenses and approvals required by the appropriate Governmental Authorities in connection with the Improvements or this Lease.

          (p)  "Hazardous  Materials"  shall have the meaning  ascribed to it in
     Section 5.3.

          (q) "Impositions" shall mean all taxes, all assessments, water, sewer, or other rents and charges, excises, levies, fees (including, without limitation, licenses, permits, inspections, authorizations and similar fees), and all other governmental charges, whether general or special, ordinary or extraordinary, foreseen or unforeseen, which relate to the ownership of the Land and the Improvements or the use or occupancy of the Land and the Improvements.

          (r) "Improvements" shall mean construction of a 18+/- acre greenhouse facility to be used solely for agricultural purposes, concrete pad, parking areas, driveways, utilities and all other appropriate appurtenances and improvements, including, but not limited to, retention pond, distribution and heating plant facilities used solely for the purpose of servicing the aforesaid greenhouse facility and underground conduits and piping related thereto.

          (s) "Land" shall mean that certain parcel of real property described in Exhibit A attached hereto.

          (t) "Landlord" shall mean the Landlord named herein or any assignee or other successor in interest of the named Landlord, which at the time is the owner of the Land.



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

          (u) "Lease" shall mean this agreement between the Landlord and the Tenant, including any renewals or amendments.

          (v) "Leasehold Estate" shall mean the leasehold estate created by this Lease.

          (w) "Leasehold Mortgage" shall mean any mortgage or other real property security instrument by which Tenant may encumber, hypothecate or mortgage all or any part of the Leasehold Estate pursuant to the terms of this Lease.

          (x) "Leasehold Mortgagee" shall mean the holder of any Leasehold Mortgage.

          (y) "Municipality" shall mean the City of Buffalo.

          (z) "Plans and Specifications" shall mean the site plan, construction plans, drawings and related drawings for the Improvements which are in sufficient detail to obtain a building permit from the Municipality.

          (aa) "Project" shall mean the construction and operation of the Improvements.

          (ab) "Rent" shall mean all amounts payable by Tenant to Landlord pursuant to this Lease.

          (ac)  "Restoration"  shall have the meaning  ascribed to it in Section
     8.2.

          (ad) "Sublease" shall mean a sublease of space in the Improvements between a Subtenant and Tenant.

          (ae) "Subtenant" shall mean the subtenant under a Sublease for space in the Improvements.

          (af) "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest of the Tenant, which at the time in question is the owner of the Leasehold Estate; but the foregoing provisions of this subsection shall not be construed to relieve the Tenant or any assignee or other successor in interest of the Tenant from the full and prompt payment, performance and observance of the covenants, obligations, conditions to be paid, performed and observed by the Tenant under this Lease.

          (ag) "Unavoidable Delay" shall mean delays due to strikes, act of God, inability to obtain labor or materials, Governmental Requirements, removal of Hazardous Materials discovered at any time after the Commencement Date, enemy action, civil commotion, fire, unusual inclement weather, unavoidable casualty or similar causes beyond the reasonable control of Tenant.





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

                                   ARTICLE II

                          PREMISES; TERM OF LEASE; RENT

     Section 2.1. Demise. The Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the Demised Premises.

     Section 2.2. Term. A. This Lease shall have an initial term (the "Initial Term") of Fifteen (15) years beginning on the Commencement Date and ending on the day immediately preceding the fifteenth (15th) anniversary of the Commencement Date.

     B. Provided Tenant is not then in default hereunder at the time the option herein is exercised and at the commencement of the "Renewal Term" (hereinafter defined), Tenant may, at Tenant's option, extend the Initial Term for a period of Five (5) years commencing on the first day occurring after the end of the Initial Term ("Renewal Term Commencement Date") and ending on the day immediately preceding the 5th anniversary of the Renewal Commencement Date ("Renewal Term"). Tenant shall give Landlord notice of the exercise of Tenant's option at least One Hundred Eighty (180) days prior to the expiration of the Initial Term.

     C. The Initial Term and the Renewal Term provided herein, if any, are hereinafter collectively referred to as the "Term".

     Section 2.3. Payment of Rent. Tenant agrees to pay to Landlord, at the address provided for in Article XVII, each year during the Term of this Lease, annual base rental in the sum of Thirty Thousand and 00/100 Dollars
($30,000.00). The annual base rent shall be payable in equal quarterly installments in advance of Seven Thousand Five Hundred and 00/100 Dollars ($7,500.00), each installment to be due on the first day of each and every third month of each "Lease Year" during the Term (Lease Year shall mean the 12-month period commencing on the first day of the first full month following the Commencement Date and each successive 12-month period thereafter during the
Term) provided, however, if the Commencement Date shall not occur on the first day of a month, (i) the initial quarterly installment shall be due on the first day of the first full month following the Commencement Date, and Tenant shall pay to Landlord on the Commencement Date as rent for the partial month in which the Commencement Date shall occur a sum equal to one monthly installment of the annual base rent payable prorated to reflect the number of days in said partial month, and (ii) the last quarterly installment due during the Term shall be adjusted to reflect a payment due which is equal to a quarterly installment less the prorated portion of the last calendar month which is not within the Term.

     Section 2.4. Additional Rent. As additional rent, Tenant shall pay all Impositions and all other sums due and payable hereunder. In the event of Tenant's failure after any applicable grace or cure period to pay any sums, costs, expenses or deposits which Tenant in any of the provisions of this Lease assumes or agrees to pay and/or deposit, Landlord shall have (in addition to all other rights and remedies) all of the rights and remedies provided for herein or by law in the case of non-payment of rent.

     Section 2.5. Net Lease. This Lease is a net lease and the Rent shall be paid (i) without notice or demand, and without counterclaim, set-off, defense, suspension or deferment,


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

of any kind, and without deduction, abatement or diminution of any kind. Except as otherwise expressly provided herein, this Lease shall not terminate, and Tenant shall not have any right to terminate or avoid this Lease or be entitled to the abatement (in whole or in part) of any rents hereunder or any reduction thereof, nor shall the obligations and liabilities of Tenant hereunder be in any way affected for any reason. The obligations of Tenant hereunder shall be separate and independent covenants and agreements. Nothing in this Lease shall prevent Landlord from suing the Tenant for damages or specific performance. Each payment made by Tenant to Landlord pursuant to this Lease shall be final, and Tenant shall not seek to recover all or any part of such payment from Landlord for any reason whatsoever.

     Section 2.6. Late Fee. In the event an installment of rent due hereunder is not paid within ten (10) days after it becomes due, a late fee equal to ten percent (10%) of the amount due will be charged.

                                   ARTICLE III

                             DEVELOPMENT OF THE LAND

     Section 3.1. Tenant's Obligation to Develop Land.

     (a) Scope of Development. Tenant will improve the Land by constructing thereon the Improvements pursuant to Plans and Specifications prepared by Tenant. Landlord hereby grants and acknowledges its approval of such Plans and Specifications and agrees that the approval rights set forth in Sections 3. 1
(c) and (d) hereof shall not apply to the initial construction of the Improvements.

     (b) Schedule of Performance. The Land shall be developed by Tenant in accordance with the time schedule set forth in Exhibit B attached hereto (the "Schedule of Performance"), subject to Unavoidable Delays. Tenant shall submit to Landlord on or before each deadline set forth in the Schedule of Performance satisfactory evidence of the satisfaction of such deadline. The satisfaction of the matters set forth in the Schedule of Performance by the dates set forth therefor is an essential part of this Lease, time being of the essence. In the event that Landlord grants an extension of any such date, Landlord shall not be deemed thereby to be waiving any other rights hereunder or implying the extension of any other dates.

     (c) Approvals for Alterations, Additions or Modifications of Improvements. During the Term of this Lease, Tenant shall be entitled to perform or undertake alterations, additions, improvements or construction (each an "Alteration") to, in connection with, or in the Improvements and on the Land in accordance with plans and specifications prepared by Tenant. Prior to undertaking any Alteration, Tenant shall prepare and submit site plans, construction plans, drawings and related documents to Landlord for written approval. Landlord shall either approve or disapprove in writing any of the items submitted for approval to Landlord within 30 days of Landlord's receipt thereof. Any disapprovals shall be accompanied by a written explanation setting forth in detail the reasons for disapproval. Failure by Landlord to express disapproval of any such item within such 30 day period shall constitute Landlord's approval of such item. The criteria used by Landlord in approving or disapproving any such item shall be
(1)  quality  of  general  design  evaluated   pursuant  to  customary  industry
standards, and (2) the suitability of the landscaping on the Land to the adjacent land owned by Landlord. In


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

the event Landlord disapproves of any such item, Tenant shall cause such item to be appropriately revised as soon as possible after receipt of a notice of disapproval and resubmit the same to Landlord for approval pursuant to this
Section 3.1. Landlord and Tenant agree to cooperate reasonably each with the other in resolving any objections of the other to such item and/or requested modifications by the other. The provisions of this Section 3.1 with respect to notice, time for and method of approval shall apply to any such revised item resubmitted to Landlord for approval. Upon approval of any such item, whether directly or through Landlord's failure to disapprove the item within the time set forth in this Section 3.1, upon Tenant's request Landlord shall execute and return a copy of such item to Tenant marked approved by Landlord with the date of such approval.

     It is understood and agreed that any approval issued by Landlord pursuant hereto shall not constitute approval from any Governmental Authority which may be required.

     (d) Changes to Plans and Specifications. Tenant may make changes and modifications which are not material to the plans and specifications for any Alteration or to resolve a minor inconsistency or ambiguity without obtaining Landlord's prior approval. No material modification or alteration may be made to the plans and specifications for any Alteration without the prior written consent of Landlord.

     (e) Reports and Information. During the Construction Period, Tenant shall provide to Landlord copies of all documents and correspondence relative solely to the construction of the Improvements which it provides to the Leasehold Mortgagee, it being understood and agreed that such documents and correspondence shall not include the financial aspects of the construction or the Tenant.

     Copies of all soils reports, surveys, hazardous wastes or toxic reports, feasibility studies and other similar written materials prepared for Tenant with respect to the Land shall be delivered to Landlord within ten (10) days after receipt by Tenant.

     (f) Obligation to Develop Land. Subject to Unavoidable Delays, Tenant agrees to: (1) Commence Work on the Improvements, on or before the first day of the 2nd full calendar month following the Commencement Date, in accordance with the timetable set forth therefor in the Schedule of Performance and in compliance with all Governmental Requirements and, (2) to diligently proceed to substantially complete the lien-free completion of the Improvements in a good and workmanlike manner and substantially in compliance with the Plans and Specifications and other drawings pursuant to the Schedule of Performance on or before the first day of the 12th full calendar month following the Commencement of Work.

     (g) Efforts to Sublease. To the extent Subleases are permitted hereunder, Tenant shall at all times use diligent and commercially reasonable efforts to enter into Subleases with Subtenants at market rentals which shall obligate the Subtenant thereunder to pay or reimburse Tenant as sublessor thereunder for Impositions, insurance, utilities, maintenance and other items of expense (either on a net basis or above specified levels) relating to such Sublease space, on terms reasonably consistent with general market conditions.



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

     (h) Use of Plans. The contracts with any architect, other design professional or any general contractor shall provide, in form and substance reasonably satisfactory to Landlord, for the assignment thereof to Landlord as security to Landlord for Tenant's performance hereunder, and Landlord shall be furnished with any such contract, together with the further agreement of the parties thereto, that if this Lease is terminated due to Tenant's default, Landlord may, at its election, use any Plans and Specifications to which Tenant is then entitled pursuant to any such contract upon the payment of any sums due to any party thereto. The above-described assignment and the Landlord's right to elect to use the Plans and Specifications as described above shall be subordinate to and shall not defeat or in any way interfere with the rights of the Leasehold Mortgagee in and to any such contracts and Plans and Specifications so assigned and Landlord shall execute such agreements as the Leasehold Mortgagee may reasonably request to confirm such subordination.

     (i) As-Built Plans and Specifications. Upon the Completion Date, Tenant shall provide Landlord with a complete and legible full-size set of all as-built Plans and Specifications (including all operating manuals for mechanical systems) regarding all of the Improvements, as such Plans and Specifications may be amended from time to time, within 30 days after such as-built Plans and Specifications are prepared or after such amendment, as the case may be.

     Section 3.2. Construction.

     (a) Conditions to Commencement of Construction. Tenant shall satisfy the following conditions in accordance with the time schedule set forth in the Schedule of Performance and in no event shall Tenant commence any construction on the Improvements until the following conditions have been satisfied or waived by Landlord, in addition to other conditions and requirements imposed by this
Lease:

          (1) Tenant shall have obtained all permits and other governmental approvals necessary to commence such construction; and

          (2) If Tenant intends to employ a general contractor for the construction of the Improvements, Tenant shall have entered into a complete and binding contract which such general contractor and said contract shall be required to comply with all applicable Governmental Requirements.

     (b) Restrictions: Governmental Permits. No Improvements shall be constructed or maintained unless the same conform to and are consistent with applicable zoning for the Land, all other applicable Governmental Requirements (including without limitation any conditional use permit or other license, permit, or certificate required to be issued by Governmental Authorities in connection with the Improvements). Before commencement of construction or development of the Improvements, Tenant shall, at Tenant's sole cost and expense, secure any and all applicable permits, licenses and other approvals which may be required by any Governmental Authority having jurisdiction over such construction, development or work. Landlord shall provide its reasonable cooperation to assist Tenant in securing any permit, license or approval required in connection with Section 3.2(b); provided that Tenant shall pay all reasonable costs and expenses of Landlord associated therewith, if any.



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Notwithstanding  the  foregoing   sentence,   Landlord  shall  have  no  implied
obligation to cause such permits to be issued. Tenant shall provide a copy of each such permit, license or other approval to Landlord prior to commencing the subject work or activity.

     (c) Construction Standards. Subject to Unavoidable Delay, all construction, alteration or repair work permitted herein shall be accomplished expeditiously, diligently and in accordance with good engineering practices. Tenant shall take all reasonably necessary measures to minimize any damage, disruption or inconvenience caused by such work and make adequate provision for the safety and convenience of all persons affected thereby. Tenant shall pay (or cause to be paid) all costs and expenses associated with such work and shall indemnify and hold Landlord harmless from all damages, lawsuits and claims attributable to the performance of such work. Dust, noise and other effects of such work shall be controlled using commercially accepted methods customarily utilized in order to control deleterious effects associated with construction projects in a populated or developed area.

     (d) Costs of Construction. The entire cost and expense of constructing any and all Improvements shall be borne and paid by Tenant.

     (e) Rights of Access. For the purposes of assuring compliance with this Lease, representatives of Landlord shall have the right of access to the Land without charges or fees, at normal construction hours, during the period of construction subject to the rights of Subtenants. Nothing in this Lease, however, shall be interpreted to impose an obligation upon Landlord to conduct such inspections or any liability in connection therewith.

     (f) Subcontracts. All subcontracts entered into by Tenant and/or the general contractor relating to the construction of the Improvements shall comply with all applicable Governmental Requirements.

                                   ARTICLE IV

                              TAXES AND ASSESSMENTS

     Section 4.1. Real Property Taxes. Tenant covenants and agrees to pay all Impositions when due during the term of this Lease.

     Section 4.2. Tenant's Right to Contest. Tenant shall have the right at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith but only after payment of such Imposition unless such payment would operate as a bar to such contest or interfere with the production thereof, in which event, notwithstanding the provisions of Section 4.1 hereof, payment of such Imposition shall be postponed.

     Upon the termination of such proceedings, it shall be the obligation of Tenant to pay or cause to be paid the amount of such Imposition or part thereof as finally determined in such proceedings and the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including counsel fees), interest, penalties or other liabilities in connection therewith which are deemed a part of an Imposition.



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                                   ARTICLE V

                             USE OF DEMISED PREMISES

     Section 5.1. Use. Tenant shall use the Demised Premises for the Project only and for no other purpose.

     Section 5.2. Title to Improvements and Fixtures. Subject to the provisions of Article XXI, the Improvements are and shall be the property of the Tenant or any party taking title through the Tenant by means of a deed in lieu of foreclosure or foreclosure during, and only during, the Term of this Lease. At all times during the Term of this Lease, the Improvements shall not be conveyed, transferred or assigned unless such conveyance, transfer or assignment shall be in compliance with the provisions of Article X, and at all such times the holder of the Leasehold Estate shall be the owner of the Improvements.

     Section 5.3. Environmental Compliance. Tenant shall comply with, and shall include covenants in the Subleases with all of its Subtenants to cause them to comply with, federal, state and local laws, ordinances or regulations relating to: (1) industrial hygiene, (2) the environmental conditions on, under or about the Demised Premises including, but not limited to, soil and groundwater conditions, and (3) the use, generation, manufacture, production, storage or disposal on, under, or about the Demised Premises or transportation to or from the Demised Premises of flammable explosives, radioactive materials, hazardous wastes, toxic substances or related injurious materials, whether injurious by themselves or in combination with other materials (collectively, "Hazardous Materials"). For the purpose of this Lease, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; Articles 15 and 27 of the New York State Environmental Conservation Law; and in the regulations adopted and publications promulgated from time to time pursuant to said laws.

                                   ARTICLE VI

                    REPAIRS COMPLIANCE WITH LAWS, ALTERATIONS

     Section 6.1. Repairs. Tenant shall at all times during the Term of this Lease, at Tenant's sole cost and expense, keep the Demised Premises, the Improvements and all sidewalks, driveways, parking lots and curbs adjacent thereto in good order, condition and repair, ordinary wear and tear excepted, and in such condition as may be required by law and by the terms of any insurance policies carried by Tenant, whether or not such repair shall be interior or exterior, and whether or not such repair shall be of a structural nature, and whether or not the same can be said to be within the present contemplation of the parties hereto.

     Section 6.2. Compliance with Laws. Tenant shall at all times during the Term of the Lease, at Tenant's own cost and expense, perform and comply with all laws, rules, orders, ordinances, regulations, and requirements now or hereafter enacted or promulgated, of every Governmental Authority, and of any agency thereof, relating to the Demised Premises, or the Improvements, or the facilities or equipment therein, or the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining the Demised Premises, or the appurtenances to the Demised Premises, or the franchises and privileges connected therewith, whether or not such laws, rules, orders, ordinances, regulations, or requirements so involved shall necessitate structural changes, improvements, interference with use and enjoyment of the Demised Premises, replacements, or repairs, extraordinary as well as ordinary, and Tenant shall so perform and comply, whether or not such laws, rules, orders, ordinances, regulations or requirements shall now exist or shall hereafter be enacted or promulgated, and whether or not such laws, rules, orders, ordinances, regulations or requirements can be said to be within the present contemplation of the parties hereto.

     Tenant shall have the right, provided it does so with due diligence and dispatch, to contest by appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, rule, order, ordinance, regulation or requirement of the nature hereinabove referred to in this Article VI. Tenant may postpone compliance with such law, rule, order, ordinance, regulation, or requirement until the final determination of such proceedings, only so long as such postponement of compliance will not subject Landlord to any criminal prosecution, or any other liability of any kind against the reversion of the Demised Premises or the Improvements thereon which may arise by reason of postponement or failure of compliance with such law, rule, order, ordinance, regulation, or requirement, and Tenant shall indemnify and hold Landlord harmless from the same. No provisions of this Lease shall be construed so as to permit Tenant to postpone compliance with such law, rule, order, ordinance, regulation or requirement if any sovereign, municipal, or other governmental authority shall threaten to carry out any work to comply with the same or to foreclose or sell any lien affecting all or any part of the Demised Premises which shall have arisen by reason of such postponement or failure of compliance.

     Section 6.3. Alterations. Tenant shall have the right to make any alteration. addition or modification to the Demised Premises or the Improvements provided such alteration, addition or modification is (i) in compliance with all applicable Governmental Requirements, (ii) consistent with and a part of the stated use and purpose of the Improvements set forth in Section 1.1 and (iii) constructed pursuant to and in accordance with Article III provided, however, the requirements contained in (iii) shall not apply in the case of an interior alteration costing less than $250,000.00 including labor and materials.

                                  ARTICLE VII

                                    INSURANCE

     Section 7.1. Public Liability. Tenant shall secure and maintain comprehensive general public liability insurance for bodily injury, death, or property damage occurring on, in or about the Demised Premises, which insurance shall have total combined single limits of not less than Five Million Dollars ($5,000,000) per occurrence. Such insurance shall have no deductible. If, by reason of changed circumstances or economic conditions the insurance amounts referred to in this Lease become inadequate in Landlord's judgment reasonably exercised, Tenant shall increase the amounts of such insurance promptly upon Landlord's request.

     Section 7.2. Coverage Requirements. Any insurance carried or secured by Tenant in connection with the Demised Premises shall be carried in favor of Landlord, Tenant and the Leasehold Mortgagee as the parties insured and shall fully protect Landlord, Tenant and

Leasehold Mortgagee as their respective interests may appear. Such insurance shall be written by companies that are nationally recognized and authorized to do business in New York State and acceptable to Landlord, such acceptance not to be unreasonably withheld.

     Section 7.3. Cancellation; Non-Renewal. Every policy referred to in Section
7.1 of this Lease shall, to the extent obtainable, provide that (a) no cancellation, non-renewal, reduction or material amendment in the coverage afforded under said policies will be effective until at least 30 days' prior written notice of such cancellation, non-renewal, reduction or material amendment has been given to Landlord in accordance with Article XVII of this Lease and (b) that the interests of the Landlord shall not be invalidated by any act or negligence of Tenant or Landlord or any person or entity having an interest in the Demised Premises, by occupancy or use of the Demised Premises for purposes more hazardous than permitted by such policy, or by any foreclosure or other proceedings relating to the Demised Premises. Tenant shall promptly advise Landlord of any policy cancellation, reduction, non-renewal or amendment which adversely affects Landlord.

     Section 7.4. Copies of Policies. Prior to the effective date for any insurance required by this Article, Tenant shall deliver to Landlord either certified copies of the policies for such insurance or certificates of insurance reasonably satisfactory to Landlord evidencing the existence of all insurance coverages that are required to be maintained by Tenant under this Article. Any insurance required under this Article may be provided under such blanket policies as are then customary for other properties owned, leased or occupied by Tenant, provided that the coverage allocated to or available for the Demised Premises, and the interest of the Landlord thereon, is not less than the coverage required by this Article as separately stated.

                                  ARTICLE VIII

                           DESTRUCTION AND RESTORATION

     Section 8.1. Tenant's Restoration of Improvements. In case of damage to or destruction of the Improvements or any part thereof by fire or other cause, Tenant, at its option and its sole cost and expense, shall either (i) restore the same as nearly as possible to their value, condition and character immediately prior to such damage or destruction, or (ii) terminate the Lease. Tenant shall notify Landlord of its election to restore the Improvements or terminate the Lease before the 30th day after the fire or other casualty. In the event Tenant elects to restore the Improvements, such restoration shall be commenced with due diligence and in good faith, and prosecuted with due diligence and in good faith, Unavoidable Delays excepted. In the event Tenant elects to terminate the Lease, Tenant shall, at Landlord's option, raze the Improvements so damaged or destroyed. The duty imposed by this provision, if so exercised by Landlord, to raze the Improvements shall include, but not be limited to, the duty to demolish and remove all basements and foundations, fill all excavations, return the surface to grade and leave the premises safe and free from debris and hazards. Nothing contained in this section shall modify Landlord's right to acquire title to the Improvements as otherwise set forth in this Lease.

     Section 8.2. Application of Insurance Proceeds. In the event Tenant elects to restore the Improvements pursuant to Section 8.1, all insurance proceeds paid as provided herein, on account of any damage, loss or destruction, less the actual cost, fees and expenses, incurred by Tenant, Landlord or any Leasehold Mortgage in connection with the adjustment of any such damage, loss or destruction, which costs and expenses shall be paid to Landlord or any Leasehold Mortgagee, as the case may be, shall be applied, (subject to reasonable provisions for the disbursement thereof included in any Leasehold Mortgage) toward the payment of the cost of restoration, repairs, replacements, rebuilding or alterations, including the cost of demolition and temporary repairs and for the protection of property pending completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collectively referred to as the "Restoration"), and, subject to reasonable terms for disbursement included in any Leasehold Mortgage, shall be paid out from time to time to Tenant or in accordance with its directions, as such Restoration progresses, upon the written request of Tenant which shall be accompanied by all certificates, invoices. and releases that may then be necessary to protect Landlord and the Demised Premises from any lien, charge or liability and by the written approval of the Leasehold Mortgagee, if any, or Landlord if there is then no Leasehold Mortgagee.

     Upon compliance with the foregoing provisions of this Section, out of such insurance money there shall be paid to Tenant or to such person(s) as may be reasonably designated by Tenant the respective amount stated in such request to have been paid by Tenant or to be due to such person(s), as the case may be.

     If the insurance money, less the actual cost, fees and expenses, if any, incurred by Landlord, Tenant and/or the Leasehold Mortgagee in connection with the adjustment of the loss (the "Net Insurance Proceeds"), shall be insufficient in the reasonable judgment of Landlord to pay the entire cost of such Restoration, Tenant shall, to Landlord's reasonable satisfaction, arrange to pay the deficiency prior to commencement or continuation of construction. Additionally, if the estimated cost of such Restoration exceeds the Net Insurance Proceeds by either (a) 5% of the then market value of the Improvements at the time of such Restoration, or (b) 10% of the value of Tenant's equity in the Improvements, Landlord may require Tenant, at Tenant's sole cost and expense, to furnish Landlord with a performance bond and surety bond or other assurances of completion as shall be satisfactory to Landlord.

     Subject to the reasonable terms for disbursement included in any Leasehold Mortgage, upon the completion and payment in full of the Restoration and the expiration of all applicable lien periods, and so long as there is no default under the terms, conditions, covenants and agreements of this Lease, any balance of the insurance proceeds remaining to be paid shall be paid to Tenant or to Leasehold Mortgagee, as their interests may appear.

     Section 8.3. No Release of Tenant's Obligations. No destruction of, or damage to the Improvements or any part thereof by fire or any other cause shall permit Tenant to surrender this Lease or shall relieve Tenant from its obligations to pay the full Rent payable under this Lease or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage, including specifically the provisions of Section 227 of the New York Real Property Law.

                                   ARTICLE IX

                                  FEE MORTGAGES

     Section 9.1. Current Mortgage. Landlord currently represents that the Land is not currently subject to any mortgage.

     Section  9.2.  Future  Mortgages.  Landlord  covenants  that  any  mortgage
encumbering   the  Land  during  the  term  hereof  shall  contain  a  provision substantially similar to the following:

               "That neither the mortgagee, its successors or assigns, nor any purchaser at a foreclosure sale under such mortgage, nor any transferee under a deed in lieu of foreclosure under such mortgage shall have any greater rights with respect to [this Lease] than the rights granted to the landlord under the terms of [this Lease]."

                                   ARTICLE X

                          ASSIGNMENT, SUBLETTING, ETC.

     Section 10.1. Prohibited Transfers.

     (a) No Rights to Successors. No voluntary or involuntary successor in interest shall acquire any rights or powers under this Lease.

     (b) No Assignment. Tenant may not assign this Lease or any interest herein, or otherwise sell, transfer or convey any right, title or interest Tenant may have in the Demised Premises, without first obtaining the written consent of Landlord which consent may be withheld by Landlord in its sole and absolute discretion. Notwithstanding the immediately preceding sentence to the contrary, Landlord's consent shall not be required for an assignment of this Lease to an "Affiliated Entity" (hereinafter defined). An Affiliated Entity shall be any corporation, partnership, joint venture or trust, at least 50% of the outstanding stock or partnership or joint venture interest or beneficial interest, as the case may be, of which is owned by Tenant. Notwithstanding any assignment to an Affiliated Entity, Tenant shall remain liable under this Lease and Landlord shall be permitted to enforce the provisions of this Lease against Tenant without proceeding in any way against any other person or entity, provided however, the aforesaid liability of Tenant shall terminate upon the occurrence of the Completion Date except as to liability of Tenant under the Lease which has accrued prior to the Completion Date.

     (c) Transfers Requiring Approval and Exceptions. If Tenant is a partnership, joint venture, trust or corporation, any direct or indirect sale, assignment or other transfer of 50% or more of the partnership or joint venture interest (whether in one transaction or as a result of a series of transactions) or any direct or indirect sale, assignment or other transfer of the beneficial interest in the case of a trust (whether in one transaction or as a result of a series of transactions) or any direct or indirect sale, assignment or other transfer of 50% or more of the outstanding voting stock, or of any class of voting stock if there is more than one such class, of such a corporation (whether in one transaction or as a result of a series of transactions) shall constitute an Assignment by Tenant of this Lease for the purposes of this Section and shall not be permitted to occur without first obtaining the written consent of Landlord pursuant to Section 10.2.

     Section 10.2. Landlord's Consent to Assignments.

     (a) Generally. If Tenant receives the prior written consent of Landlord, it may assign all, but only all, of its right, title and interest in this Lease and the Improvements.

     (b) Limitation on Damages. If Tenant judicially contests any disapproval, it is agreed that no damages shall be payable to Tenant in any such action.

     (c) No Waiver. Landlord's approval of or consent to any proposed Assignment shall not be a waiver of any right to object to further or future subleasings or Assignments, and Landlord's consent to each such successive Assignment must be first obtained in writing from Landlord.

     (d) Assumption of Tenant's Obligations. Before any proposed Assignment can be effective for any purpose under this Lease, including but not limited to an assignment to an Affiliated Entity, the proposed Assignee must assume in writing the performance of all of the terms, covenants and conditions on the part of Tenant to be performed hereunder from and after the date of such Assignment.

     Section 10.3. Assignment Invalid. Any transfer or Assignment to which Landlord has consented shall be void and shall confer no right of occupancy upon the proposed Assignee unless and until a written assumption pursuant to Section 10.2(d) by the proposed Assignee is received by Landlord.

     Section 10.4. Permitted Subletting.

     (a) Generally. Tenant may not enter into a Sublease without first obtaining Landlord's prior written consent which consent may be withheld by Landlord in its sole and absolute discretion. Any Subleases to which Landlord has consented shall be expressly subject to the terms of this Lease and the following additional criteria (together with any other criteria established by Landlord in its sole and absolute discretion):

          (1) Independent Subtenants. Except as otherwise provided in subparagraph (c) hereof, all Subleases shall be with independent third parties who are not Affiliates and shall be based on arm's-length negotiations between Tenant and such independent third parties.

          (2) Subordination of Subleases. All Subleases shall provide that they shall be subject and subordinate not only to this Lease, but also to any new lease made by Landlord as provided in Article XI.

          (3) Consistent with Nature of Project. All Subleases shall be for use which is consistent with the nature of the Improvements.

          (4) Right of Disapproval. It is agreed that Landlord shall not be liable for any damages in connection with its disapproval of any Sublease.

     (b) Notwithstanding any permitted subletting, Tenant shall, at all times, remain liable for the performance of all of the covenants and agreements under this Lease on its part to be so performed.

     (c) Notwithstanding anything contained in this Article to the contrary, Landlord's consent shall not be required for a subletting to an Affiliated Entity provided such sublease is in compliance with subparagraphs (a)(2) and
(a)(3) hereof..

                                   ARTICLE XI

                               LEASEHOLD MORTGAGES

     Section 11.1. Leasehold Mortgages. Tenant shall have the right at any time and from time to time to mortgage its interest in this Lease under one or more Leasehold Mortgages, and to assign this Lease and any Sublease(s) as collateral security for such Leasehold Mortgage(s). If Tenant shall mortgage this Lease and if the Leasehold Mortgagee shall send to Landlord a true copy of the Leasehold Mortgage together with written notice specifying the name and address of the Leasehold Mortgagee, Landlord agrees that so long as any such Leasehold Mortgage shall remain unsatisfied of record or until written notice of satisfaction is given by the holder thereof to Landlord, the following provisions shall apply:

     (a) There shall be no cancellation, surrender or modification of this Lease by joint action of Landlord and Tenant without the prior consent in writing of the Leasehold Mortgagee.

     (b) Landlord shall, upon serving Tenant with any notice of Default (which notice shall specify the nature of the Default) or termination, simultaneously serve a copy of such notice upon the Leasehold Mortgagee. The Leasehold Mortgagee shall thereupon have the same period as provided the Tenant, after service of such notice upon it, to remedy or cause to be remedied the defaults complained of, and the Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Tenant; provided however, upon the occurrence of an Event of Default under Section 16.1(a), Leasehold Mortgagee shall have thirty (30) days after written notice from Landlord to remedy or cause to have remedied such default thereunder.

     Section 11.2. Nullification of Defaults. Notwithstanding anything to the contrary herein contained, if any Default shall occur which pursuant to any provision of this Lease entitles Landlord to terminate this Lease and if, before the expiration of thirty (30) days from the date of service of a copy of the notice of termination upon a Leasehold Mortgagee pursuant to Section 11.1(b), the leasehold Mortgagee shall have notified Landlord of its desire to nullify such notice (such notification from the Leasehold Mortgagee being herein referred to as a "Nullification Notice"), then in such event Landlord shall not be entitled to terminate this Lease by reason of the Default specified in the Nullification Notice and any notice of termination theretofore given shall be void and of no effect, provided that within thirty (30) days after service of the Nullification Notice the Leasehold Mortgagee shall have cured any monetary Defaults then existing hereunder and shall either have (a) complied or commenced the work of complying with any nonmonetary obligations then in default (and diligently and continuously prosecutes same to completion) or (b) acquired or sold or commenced the process of acquiring or selling Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or otherwise.

     Section 11.3. Curing of Defaults. If Landlord's notice of termination shall have been nullified pursuant to Section 11.2, Landlord shall not have the right subsequently to terminate this Lease so long as the Leasehold Mortgagee or its nominee or successor continues to pay the Rent due hereunder and either (a) the Leasehold Mortgagee or its nominee proceeds with reasonable diligence to complete or cause the completion of the work of curing non-monetary Defaults (and diligently and continuously prosecutes same to completion), or (b) the Leasehold Mortgagee or its nominee proceeds with reasonable diligence to acquire or sell Tenant's interest in this Lease by foreclosure or otherwise and following such acquisition or sale, the Leasehold Mortgagee or its nominee or any purchaser or assignee of Tenant's interest in this Lease proceeds with reasonable diligence to complete or cause the completion of the work of curing non-monetary Defaults, which are susceptible of cure by Leasehold Mortgagee or its nominee. The giving of a notice of Default or termination by Landlord pursuant to the provisions of this Article does not impair Landlord's right to give, nor impair Tenant's and the Leasehold Mortgagee's right to receive, such notices for other Defaults that may arise hereunder, and the giving of such notices shall be subject to the provisions of this Article.

     Section 11.4. Replacement Leases. Landlord agrees that, in the event of a termination of this Lease, Landlord shall upon request of any Leasehold Mortgagee (and whether or not a Nullification Notice may have been given) enter into a new lease of the Land with the Leasehold Mortgagee or its nominee for a term equal to what would have been the remainder of the term of this Lease if this Lease had not been terminated, which new lease shall be effective as of the date of such termination and shall be at the same Rent and upon the same terms, provisions, covenants and agreements as are herein contained (including any right to extend the term of this Lease and the provisions set forth in this
Article XI), subject only (a) to the same conditions of title as this Lease is subject to on the date of the execution hereof and any liens or encumbrances or other matters (i) which were caused or created by Tenant, (ii) which are required by law or (iii) which the Tenant was obligated to discharge under the terms of this Lease and (b) to the rights, if any, of parties then in possession of any part of the Demised Premises, provided that:

          (a) Said Leasehold Mortgagee shall make written request upon Landlord for such new lease within thirty (30) days after the termination of this Lease;

          (b) Said Leasehold Mortgagee or its nominee executes and delivers such new lease within thirty (30) days after the execution and delivery of the new lease by Landlord to said Leasehold Mortgagee in response to the request made pursuant to subparagraph (a) above;

          (c) Said Leasehold Mortgagee or its nominee shall pay to Landlord at the time of the execution and delivery of said new lease any and all sums which would at the time of the execution and delivery thereof be due pursuant to this Lease but for such termination, together with any costs and expenses, including reasonable attorney's fees, which Landlord shall have incurred by reason of such Default;

          (d) Said Leasehold Mortgagee or its nominee upon the execution of such new lease cures within thirty (30) days thereof (unless such Default requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period in which case no Default shall be deemed to exist so long as Leasehold Mortgagee or its nominee shall have commenced curing the same within such thirty (30) day period and shall diligently and continuously prosecute the same to completion) all non-monetary Defaults of which it has notice (and which are susceptible of cure by Leasehold Mortgagee or its nominee) remaining uncured under this lease as of the date of execution and delivery of the new lease;

          (e) Landlord shall not warrant possession of the Demised Premises to the tenant under the new lease or title to the Improvements, but the tenant under such new lease shall have the same right, title and interest in and to the Improvements as Tenant had therein and thereto prior to the termination of this Lease; and

          (f) Such new lease shall be made expressly subject to the rights, if any, of the Tenant under this Lease.

     Section 11.5. Written Assurances. Landlord shall upon Tenant's request execute, acknowledge and deliver to Tenant and/or each Leasehold Mortgagee an agreement prepared at the cost and expense of Tenant and in form satisfactory to such Leasehold Mortgagee, confirming all or any of the provisions of this Article.

     Section 11.6. Landlord's Costs and Expenses. The Leasehold Mortgagee receiving any new lease pursuant to the provisions of this Article shall pay all of Landlord's reasonable costs and expenses (including attorney's fees) incident to Landlord's entering into such new lease.

     Section 11.7. No Merger. So long as any Leasehold Mortgage is in existence, unless all Leasehold Mortgagees shall otherwise expressly consent in writing, the fee title to the Land and the Leasehold Estate shall not merge, but shall remain separate and distinct, notwithstanding the acquisition of both fee title to the Demised Premises and the Leasehold Estate by Landlord, or by Tenant, or by any Leasehold Mortgagee, or by any other party.

     Section 11.8. Priority. In the event that there is more than one Leasehold Mortgage affecting the Leasehold Estate, the most senior Leasehold Mortgage has priority in terms of exercising the rights of a Leasehold Mortgagee pursuant to the provisions of this Article. Notwithstanding the immediately preceding sentence to the contrary, the aforesaid rights may be exercised under a Leasehold Mortgage, other than the most senior Leasehold Mortgage, provided a written intercreditor agreement is submitted to Landlord which evidences the authority of said Leasehold Mortgagee to exercise said rights.

     Section 11.9. Leasehold Mortgage Assignment. Leasehold Mortgagee may assign this Lease provided (i) an assumption agreement is executed by said assignee pursuant to Section 10.2(d) and (ii) said assignee has a financial net worth sufficient to discharge the obligations of Tenant hereunder as determined by Landlord in its discretion reasonably exercised.

     Section 11.10. Option Rights. In the event Leasehold Mortgagee shall acquire Tenant's leasehold interest hereunder, Leasehold Mortgagee shall have all of Tenant's rights hereunder, including, but not limited to, Tenant's rights under Article XXIX, and be subject to all obligations of Tenant under this Lease except as may be otherwise expressly provided herein.

                                  ARTICLE XII

                           REPRESENTATIONS BY LANDLORD

     Section 12.1. Representations by Landlord. Tenant accepts the Demised Premises in the existing condition, and Tenant agrees that except as may be specifically set forth in this Lease, no representations, statement or warranties, express or implied, have been made by or on behalf of Landlord in respect thereof or in respect of the condition thereof or the use or occupation that may be made thereof and that Landlord shall in no event whatsoever be liable for any latent or patent defects therein. Notwithstanding the immediately preceding sentence, Landlord represents, solely to Leasehold Mortgagee, (i) upon information and belief without independent inquiry that the building permits for the construction of the Improvements, have been issued by the Municipality and
(ii) attached hereto as Exhibit "E" is a copy of the resolution of the common council of the Municipality evidencing the approval by the Municipality of the Contract and this Lease.

                                  ARTICLE XIII

                    LANDLORD NOT LIABLE FOR INJURY OR DAMAGE

     Section 13.1. Landlord Not Liable. Except for injury, loss or damage caused by the negligent acts of Landlord, its agents, servants, employees or contractors, Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on, in or about the Demised Premises or the appurtenances thereto, nor for any injury or damage to the Demised Premises, or to any property belonging to Tenant or any other person which may be caused by any fire, breakage, leakage or defect or by water, rain or snow that may leak into, issue or flow from any part of the Demised Premises or which may arise from any other cause whatsoever.

                                  ARTICLE XIV

                     INDEMNIFICATION OF LANDLORD AND TENANT

     Section 14.1. Indemnification of Landlord. In addition to any other indemnities to Landlord specifically provided in this Lease, Tenant shall indemnify and save harmless Landlord against and from all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys fees, which may be imposed upon or incurred by or asserted against Landlord, its agents or employees by reason of any of the following occurring during the term of this Lease:

          (a) any work or thing done in, on or about the Demised Premises or any part thereof;

          (b) any use, non-use, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Demised Premises, or any part thereof or of any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

          (c) any negligence on the part of Tenant or any subtenant or any of its or their agents, contractors, servants, employees or licensees;

          (d) any accident, injury (including death) or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or in, on or about any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

          (e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease or any easements, sublease, license or concession agreement on its part to be performed or complied with;

          (f) any liability which may be asserted against  Landlord  relating to
     (i) the use of the Demised Premises or (ii) a default or breach under the Contract but only to the extent that Tenant has "Contract Obligations" (as defined in section 28.3) thereunder pursuant to Section 28.3 hereof; and

          (g) any and all liabilities, claims and causes of action arising under
     the  terms  and  conditions  of  every  sublease,   license  or  concession
     agreement.

     The indemnities in favor of Landlord contained in this Section and any other indemnity specifically provided to Landlord under this Lease shall survive the termination of this Lease.

     Section 14.2. Negligence of Landlord. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not indemnify Landlord or relieve Landlord from responsibility to Tenant for any injury, loss or damage caused by the negligent or improper acts or omissions of Landlord, its agents, servants, employees or contractors or any acts or omissions of Landlord, its agents, servants, employees or contractors in violation of the terms of this Lease.

     Section 14.3. Indemnification of Tenant. Landlord shall indemnify and save harmless Tenant against and from all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges, and expenses, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Tenant, its agents or employees, by reason of any default by Landlord under this Lease or the Contract. The indemnities in favor of Tenant contained in this Lease shall survive the termination of this Lease.

     Section 14.4. Notice of Claim. Tenant or Landlord as the case may be, shall be given notice of any claim which might give rise to its obligation to indemnify Landlord or Tenant as the case may be pursuant to the terms of this Lease.

                                   ARTICLE XV

                           LANDLORD MAY CURE DEFAULTS

     Section 15.1. Cure By Landlord. If Tenant shall be in default in the performance of any of its obligations under this Lease beyond any applicable notice or cure period, Landlord may do whatever is reasonably necessary to cure such default for the account and at the expense of Tenant; and the amount of any payment made or expense incurred by Landlord for such purpose, with interest thereon at highest rate permitted by law, shall be deemed additional rent and shall be paid by Tenant to Landlord on demand, provided however, that Landlord shall be under no obligation to cure said default. Notwithstanding any provision of this Lease to the contrary, in the event Landlord elects to exercise its rights under this Section 15. 1, Landlord shall give five (5) days prior notice thereof to Tenant and Leasehold Mortgagee.

                                  ARTICLE XVI

                DEFAULTS, CONDITIONAL LIMITATIONS, REMEDIES, ETC.

     Section 16.1. Events of Default. Each of the following events shall be an "Event of Default" hereunder:

          (a) Failure of Tenant to pay any installment of Rent or any part thereof or any other payment of money, costs or expenses herein agreed to be paid by Tenant, when due, and the continuance of such failure for a period of ten (10) days after written notice from Landlord specifying such failure;

          (b) Failure of Tenant to observe or perform one or more of the other terms, conditions, covenants or agreements of this Lease and the continuance of such failure for a period of thirty (30) days after written notice by Landlord specifying such failure;

          (c) Tenant vacates or abandons the Premises;

          (d) Except as may be otherwise permitted under the terms of this Lease for the benefit of a Leasehold Mortgagee, this Lease or the Demised Premises or any part of the Demised Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and the attachment is not discharged or disposed of within sixty
     (60) days after its levy.

          (e) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors.

          (f)  Involuntary   proceedings   under  any  such  bankruptcy  law  or
     insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within ninety (90) days after such institution or appointment.

          (g) Tenant fails to take physical possession of the Premises on the Commencement Date.

          (h) A default by Tenant under the "Option Contract" (hereinafter defined).

     Section  16.2.  Termination  Upon  Default.  Subject to the  provisions  of
Article XI and Article XXIX, if an Event of Default shall occur (and be continuing), Landlord, at any time thereafter, may at its option give written notice to Tenant stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, and upon the date specified in such notice, this Lease and the term hereby demised and all rights of the Tenant under this Lease shall expire and terminate as if that date were the date herein definitely fixed for the termination of the term of this Lease, and Tenant shall quit and surrender the Demised Premises.

     Section 16.3.  Recovery of Demised  Premises.  Subject to the provisions of
Article XI and Article XXIX, if any Event of Default shall occur, Landlord may without notice re-enter and repossess the Demised Premises expel Tenant and those claiming through or under Tenant and remove the effects of both or either using such force for that purpose as may be necessary and proper under applicable law without being liable to indictment, prosecution or damages therefor.

     Section 16.4. Damages. In the event of the termination of this Lease, or the re-entry or repossession of the Demised Premises (as above set forth) Landlord shall be entitled to such remedies, rights and damages as are granted by applicable law including, but not limited to, acceleration of Rent.

     Section 16.5. Receipt of Monies. No receipt of monies by Landlord from Tenant after termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue or extend the term of this Lease or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent and any other sum or sums of money and other charges herein reserved and agreed to be paid by Tenant then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Land by proper remedy.

     Section 16.6. Waiver. Subject to the provisions of Article XI, no failure by Landlord or Tenant to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent by Landlord during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by both Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     Section 16.7. Acceleration of Rent. Subject to the provisions of Article XI, if any Event of Default shall occur, Landlord may accelerate all Rent required to be paid by Tenant under the terms of this Lease during the balance of the Term and declare the same to be immediately due and payable by giving Tenant notice of such acceleration and declaration.

     Section 16.8. Right to Relet and Damages Upon Reentry. Subject to the provisions of Article XI, should Landlord elect to reenter as provided in
Section 16.3, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Demised Premises or any part of the Demised Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Demised Premises) as Landlord, in Landlord's sole discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the Demised Premises or any part of the Demised Premises, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Demised Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a notice of such intention is given to Tenant. No such reentry or repossession of the Demised Premises shall relieve Tenant of its liability and obligations under this Lease, all of which shall survive such reentry or repossession. Landlord reserves the right following any such reentry or reletting to exercise Landlord's right to terminate this Lease by giving Tenant such notice, in which event this Lease will terminate as specified in such notice.

     If Landlord does not elect to terminate this Lease as permitted in Section 16.2, but elects to take possession as provided in Section 16.3, Tenant will pay to Landlord: (a) Rent and other sums as provided in this Lease, which would be payable under this Lease if such repossession had not occurred, less (b) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Term, or the premises covered by such new lease include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the Rent would have been payable under this Lease if possession had not been retaken, and Landlord will be entitled to receive such Rent from Tenant on each such day.

     Section 16.9. Cumulative Rights. Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease.

     Section 16.10. Costs and Expenses. Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing any of the covenants and provisions of this Lease and incurred in any action brought on account of the provisions hereof, and all such costs, expenses, and attorneys' fees may be included in and form a part of any judgment entered in any proceeding brought by Landlord against Tenant on or under this Lease.

                                  ARTICLE XVII

                                     NOTICES

     Section 17.1. Notices. Whenever it is provided herein that notice, demand, request or other communication shall or may be given to or served upon either of the parties by


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

the other, and whenever either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or to the Land, each such notice, demand, request or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall be effective for any purpose if given or served as follows:

          (a) If by Landlord, by mailing the same to Tenant by registered or certified mail postage prepaid, return receipt requested, addressed to Tenant at 10 Alvin Court, East Brunswick, New Jersey 08816, Attn:
     President, or at such other address as Tenant may from time to time designate by notice given to Landlord by registered or certified mail.

          (b) If by Tenant, by mailing the same to Landlord by registered or certified mail, postage prepaid, return receipt requested, addressed to Landlord at 620 Main Street Buffalo, New York 14202, Attn: President of the Buffalo Enterprise Development Corporation, or at such other address as Landlord may from time to time designate by notice given to Tenant by registered or certified mail.

     Every notice, demand, request or other communication hereunder shall be deemed to have been given or served two (2) days following the post mark date.

                                 ARTICLE XVIII

                                  CONDEMNATION

     Section 18.1. Effect of Condemnation. If at any time during the term of the Lease, all or substantially all of the Demised Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord, Tenant and those authorized to exercise such right, this Lease and the term hereby granted shall terminate and expire on the date of such taking, the Rent shall be apportioned and paid to the date of such taking and any awards with respect to such taking shall be apportioned between Landlord and Tenant as provided in Section 18.2. If less than all, or substantially all, of the Demised Premises shall be taken as aforesaid, this Lease and the term hereof shall continue with abatement of the Rent in an amount equal to the product of (i) the Rent that would otherwise be payable if there was no taking, multiplied by (ii) a fraction, the numerator of which is the number of square feet of the Demised Premises remaining after the taking and the denominator of which is the number of square feet contained in the Demised Premises before any taking. The term "all or substantially all of the Demised Premises" shall be deemed to mean such portion of the Demised Premises as when so taken would leave remaining a balance of the Demised Premises which, due either to the area or the location of the part so taken in relation to the part not so taken, would not, under economic conditions, zoning laws or building regulation then existing or prevailing, readily accommodate an altered or new building or buildings of a nature and floor area sufficient, together with such portion of the Demised Premises not taken in the condemnation, to reasonably permit the economically viable use of the Demised Premises by Tenant.

     Section 18.2. Condemnation Awards. In the event of taking of all or substantially all of the Demised Premises, the net award (or settlement in lieu thereof) shall be payable to the Tenant and Landlord by paying to (a) the Landlord, an amount equal to the value of Landlord's interest in the Demised Premises, subject to this Lease (valued immediately prior to the taking), and (b) to the Tenant (or Leasehold Mortgagee if so required pursuant to any Leasehold Mortgage) an amount equal to the value of Tenant's interest under this Lease (valued immediately prior to the taking). In the event the balance of the award is not sufficient to fully pay the aforesaid amounts due to Landlord and Tenant, or the balance of award exceeds the aggregate of such sums, then Landlord and Tenant shall share such balance of the amount in the same proportion as the respective amounts due to each of them pursuant to the provisions of this Section 18.2 bear to the total of said amounts.

     Section 18.3. Partial Taking. In the event less than all or substantially all of the Demised Premises, is taken, the total award shall be payable to Tenant for utilization in the restoration and repair of the Demised Premises to as near their former condition as circumstances will permit. After application of the award for such restoration, any balance of the award shall be payable in the same manner as set forth in Section 18.2.

     Section 18.4. Date of Taking. For the purpose of this Article XVIII, the Demised Premises or a part thereof, as the case may be, shall be deemed to have been taken or condemned on the date on which actual possession of the Demised Premises and/or a part thereof, as the case may be, is acquired by any lawful power or authority or the date on which title vests therein, whichever is earlier.

     Section 18.5. Temporary Takings. In case of any governmental action, not resulting in the taking or condemnation of any portion of the Demised Premises but creating a right to compensation therefor, such as the changing of the grade of any street upon which the Land abuts, this Lease shall continue in full force and effect without reduction or abatement of Rent, and the award shall be paid to Tenant as its sole property.

                                  ARTICLE XIX

                       CERTIFICATES BY LANDLORD AND TENANT

     Section 19.1. Tenant's Certificate. Tenant agrees at any time and from time to time (as may be reasonable) upon not less than twenty (20) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the Rent has been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge.

     Section 19.2. Landlord's Certificate. Landlord agrees at any time and from time to time (as may be reasonable), upon not less than twenty (20) days' prior notice by Tenant or Leasehold Mortgagee to execute, acknowledge and deliver to Tenant and Leasehold Mortgagee a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Rent has been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate

Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.

                                   ARTICLE XX

                                    CONSENTS

     Section 20.1. Landlord-Tenant. It is understood and agreed that the granting of any consent by either party to the other to perform any act requiring consent under the terms of this Lease, or the failure on the part of any party to object to any such action taken without consent, shall not be deemed a waiver by the party of its rights to require such consent for any further similar act.

                                  ARTICLE XXI

                            SURRENDER AT END OF TERM

     Section 21.1. Surrender. On the last day of the term hereof or upon any earlier termination of this Lease (unless Tenant has acquired title to the Demised Premises pursuant to Article XXIX), or upon a re-entry by Landlord upon the Land pursuant to Article XVI hereof, Tenant shall well and truly surrender and deliver up to Landlord the Demised Premises free and clear of all liens and encumbrances other than those, if any, existing at the date hereof, or created by Landlord or subsequent owners of the Demised Premises, and, without any payment or allowance whatever by Landlord. Tenant hereby waives any notice now or hereafter required by law with respect to vacating the Demises Premises on any such termination date. Title to any Improvements on the Land at the termination of this Lease shall pass to Landlord without the necessity of any payment therefor. At the end of the Term, Tenant will promptly quit and surrender the Demised Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Demised Premises any trade fixtures, equipment and moveable furniture placed in the Demised Premises by Tenant, whether or not the same are fastened to the Improvements thereon; provided Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Demised Premises or removal of the same will result in impairing the structural strength of the Improvements. Whether or not Tenant is in default, Tenant will remove such Improvements, trade fixtures, equipment and furniture as Landlord may request at its sole option and discretion. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions and Improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions and Improvements not so removed will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them; and Tenant will reimburse to Landlord on demand all expenses incurred in connection with such property, including, but not limited to, the cost of repairing any damage to the Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

                                  ARTICLE XXII

                               NO ORAL AGREEMENTS

     Section 22.1. Agreements in Writing. This Lease contains all the promises, agreements, conditions, inducements and understandings between Landlord and Tenant relative to the Land and there are no promises, agreements, conditions, understandings, inducements, warranties or representations, oral or written, expressed or implied, between them other than as herein set forth.

                                 ARTICLE XXIII

                                 QUIET ENJOYMENT

     Section 23.1. Quiet Enjoyment. Landlord covenants that, if and so long as Tenant shall faithfully perform the agreements, terms, covenants and conditions hereof, Tenant shall and may peaceably and quietly have, hold and enjoy the Land for the term hereby granted without molestation or disturbance by or from Landlord or any party claiming through Landlord.

                                  ARTICLE XXIV

                        INVALIDITY OF CERTAIN PROVISIONS

     Section 24.1. Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                  ARTICLE XXV

                             RECORDING OF MEMORANDUM

     Section 25.1. Memoranda. Landlord and Tenant will, upon the written request of the other, join in the execution of a memorandum of lease in proper form for recordation. Any recordation thereof and New York State transfer stamps due thereon shall be at Tenant's sole cost and expense.

                                  ARTICLE XXVI

                                SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of Fifteen Thousand and 00/100 ($15,000.00) Dollars ("Security Deposit") as an inducement to Landlord to purchase the Demised Premises from the Municipality. In consideration thereof, Tenant hereby agrees and stipulates that the Security Deposit is non-refundable. Notwithstanding anything contained in the immediately preceding sentence to the contrary, Landlord shall disburse the Security Deposit to Tenant for general landscaping, fencing and exterior security relating to the Project upon submission of receipted invoices to Landlord and the approval by Landlord of (i) said invoices and (ii) the completion and quality of the aforesaid work.

                                 ARTICLE XXVII

                                ENTRY BY LANDLORD

     Landlord,  and  Landlord's  agents  and  employees  may enter  the  Demised
Premises at any reasonable hour upon 24-hour prior notice to Tenant to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants, or (c) determine whether Tenant is complying with all Tenant's obligations under this Lease.

                                 ARTICLE XXVIII

                            INCORPORATION OF CONTRACT

     Section 28.1. General Statement. It is understood and agreed by and between Landlord and Tenant that Landlord's acquisition of the Demised Premises is pursuant to the Contract and that the Demised Premises is subject to the Contract.

     Section 28.2. Incorporation. The Contract is hereby incorporated into and made a part of the terms of this Lease.

     Section 28.3. Tenant's Contract Obligations. Tenant hereby covenants and agrees to perform and comply with all terms and conditions of the Contract including but not limited to all covenants in the Contract relating to the improvement, use and/or operation of the Demised Premises (collectively "Contract Obligations") and hereby assumes all Contract Obligations set forth in the Contract. Notwithstanding anything contained in this Article XXVIII to the contrary, Tenant does not agree to perform or comply with any of the terms or conditions of the Contract or obligations of the Contract set forth in Sections 1, 2, 3, 5(A) (excepting Section 5(A) Eleventh and 5(A) Twelfth), 5(D), 5(E)v, and 5(E)vi thereof. Tenant hereby further covenants and agrees that it will consent to, join in the execution of and/or subordinate its rights in this Lease to the easements described in the Contract, a copy of the easement agreement containing said easements being attached hereto as Exhibit "D".

                                  ARTICLE XXIX

                               OPTION TO PURCHASE

     Section 29.1. Option. In consideration of the sum of One Dollar and No More ($1.00 and No More) paid to Landlord, Landlord hereby grants, bargains, sells and conveys to Tenant the option (the "Option") to purchase the Demised Premises and all rights and appurtenances pertaining thereto, including without limitation all of Landlord's right, title and interest in and to adjacent streets, alleys, rights of way and easements at the applicable purchase price ("Purchase Price") determined in accordance with the provisions of Section 29.2 hereof. The term of the Option shall commence on the Commencement Date and shall expire on the earlier to occur of (i) the last day of the Term of this Lease and
(ii) the termination of this Lease pursuant to the terms hereof ("Option Term"). Tenant may exercise the Option at any time during the Option Term upon notice to Landlord given at any time during the Option Term. The date upon which the Option is so exercised is hereinafter referred to as the "Exercise Date". If Tenant shall so exercise the Option, the terms, covenants and conditions hereinbefore and hereinafter set forth and as provided in the form contract attached hereto as Exhibit "C" and made a part hereof shall become the contract between the parties hereto ("Option Contract").

     Section 29.2. Option Purchase Price. The term "Purchase Price," as used herein shall mean as follows:

          (1) In the event the Exercise Date is on or after the Commencement Date but prior to the 5th anniversary of the Commencement Date, the Purchase Price shall be $450,000.00.

          (2) In the event the Exercise Date is on or after the 5th anniversary of the Commencement Date but prior to the 10th anniversary of the Commencement Date, the Purchase Price shall be $500,000.00.

          (3) In the event the Exercise Date is on or after the 10th anniversary of the Commencement Date, the Purchase Price shall be $600,000.00.

          (4) The parties hereby agree that in the event the Option is exercised, the Tenant shall be entitled to and shall receive as a credit against the applicable Purchase Price, the aggregate annual base rent payments received by Landlord pursuant to Section 2.3 hereof as of the date of closing.

     Section 29.3. Option Termination. It is understood and agreed that the Option contained in this Article XXIX is appendant to and a part of the Lease, and shall automatically terminate if (i) it is not exercised within the Option Term (ii) the Lease has been terminated pursuant to its terms or (iii) the Lease Term has expired. It is understood and agreed by the parties hereto that the Option shall not survive the Lease.

     Section 29.4. Lease. In the event Tenant exercises the Option, all provisions of this Lease shall remain in full force and effect until the closing described in the Option Contract, provided, however, this provision shall not operate to extend the Term. In the event Tenant has exercised the Option and is not in default under the Option Contract, Landlord shall not exercise its right and remedies under Section 16.2 or 16.3.

                                  ARTICLE XXX

                                  MISCELLANEOUS

     Section 30.1. Captions. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect this Lease.

     Section 30.2. Table of Contents. The table of contents preceding this Lease (if any) is for the purpose of convenience of reference only and is not to be deemed or construed in any way as part of this Lease or as supplemental thereto or amendatory thereof.

     Section 30.3. Use of Terms. The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

     Section 30.4. Amendment. This Lease cannot be changed or terminated orally, but only by an instrument in writing executed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Lease shall be governed by the laws of the State of New York.

     Section 30.5. Survival. The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and (except as otherwise provided herein) assigns.

     Section 30.6. Consents. Unless specifically set forth in this Lease to the contrary, the consent or approval of either party hereto required pursuant to the provision of this Lease shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease of the day and year first above written..

LANDLORD:                                   THE BUFFALO ENTERPRISE
                                            DEVELOPMENT CORPORATION

                                            By:
                                               ---------------------------------
                                            Name: Daniel S. Bicz
                                                 -------------------------------

                                            Title: President
                                                 -------------------------------


TENANT:                                     AGRO POWER, INC.

                                            By:
                                               ---------------------------------
                                            Name: Albert W. Vanzeyst
                                                 -------------------------------
                                            Title: President
                                                 -------------------------------

STATE OF NEW YORK                   )
COUNTY OF ERIE                      )       SS:

         On the 21st day of August, 1997, before me personally came Daniel S. Bicz, to me known, who being by me duly sworn, did depose and say that he resides at 13 Marina Park, Buffalo, New York; that he is the President of The Buffalo Enterprise Development Corporation, the corporation described herein and who by said corporation executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.



                                               ---------------------------------

STATE OF NEW YORK                   )
COUNTY OF ERIE                      )       SS:

         On the 21st day of August, 1997, before me personally came Albert W. Vanzeyst, to me known, who being by me duty sworn, did depose and say that he resides at 2799 Marsh Wren Circle, Longwood, FL 32779 that he is the President of Agro Power Development, Inc., the corporation described herein and who by said corporation executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.


                                            ------------------------------------
                                            Notary Public

                                    EXHIBIT A


     ALL TRACT OR PARCEL OF LAND situate in the City of Buffalo, County of Erie, State of New York, being part of Lots 55, 56, 59 and 197 in Township 10, Range 8 of the Buffalo Creek Indian Reservation-further distinguished as parts of Subdivision Lots, 5, 6; 7, 8. 9, 10 and 11 in Block 2 an shown an a map filed in the Erie County Clerk's Office under Cover Number 615 plus additional lands further bounded and described as following:

     BEGINNING at the point in the northeasterly line of South Park Avenue which is 120 feet northwesterly of the interaction of the northwesterly line of Bertha Street as shown on Map Cover 615 and the northeasterly line of South Park Avenue formerly known an Abbott Road being (66 feet wide);

thence northwesterly along the northeasterly line of South Park Avenue a distance of 810.21 feet to an angle point in the northeasterly line of South Park Avenue,

thence continuing northwesterly along the northeasterly line of South Park Avenue a distance of 739.55 feet to a point, said point being the southwesterly corner of lands now or formerly owned by Niagara Mohawk Power Corporation, said point being 604.55 feet east of the southeasterly line of the new channel line of the Buffalo River as fixed by the Common Council of the City of Buffalo in 1914;

thence northeasterly at right angles and along the southerly line of lands of Niagara Mohawk Power Corporation, a distance of-135.0 feet to a point, said point being the southeasterly corner of lands of Niagara Mohawk Power Corporation;

thence northerly and parallel with the northeasterly line of South Park Avenue and along the easterly line of lands of Niagara Mohawk Power Corporation a distance 60.00 feet to a point, said point being the northwesterly corner of lands of Niagara Mohawk Power Corporation:

thence westerly along a line drawn at right angles to South Park Avenue and along the northerly line of lands of Niagara Mohawk Power Corporation a distance of 135.00 feet to a point in the northeasterly line of South Park Avenue;

thence northwesterly along the northeasterly line of South Park Avenue a distance of 544.55 feet to a point, said point being in the southerly line of the new channel of the Buffalo River as previously mentioned;

thence in an easterly direction along said channel line at an interior angle of 70(Degree) 32' 20" a distance of 393.90 feet to an angle point in said channel line.

thence in a southeasterly direction along said channel line at an interior angle of 145(Degree) 11' 40" a distance of 263.78 feet to an angle point in said channel line;

thence continuing in a southeasterly direction along said channel line at an interior angle of 149(Degree) 33' 20" a distance of 2031.71 feet to a point thence southwesterly at an interior angle of 66(Degree) 56' 54" a distance of
789.38 feet to the point of beginning.

                                    EXHIBIT B

                             SCHEDULE OF PERFORMANCE

MILESTONE                                                                    DAY
---------                                                                    ---

Notice to proceed...........................................................   0

Mobilization................................................................  21

Site Work
       Complete Grade & Subbase.............................................  60

Headhouse
       Complete Design of Headhouse.........................................  45
       Complete Foundation..................................................  80
       Complete Steel Erection.............................................. 160
       Substantial Completion............................................... 220

Greenhouse
       Complete Design of Greenhouse........................................  45
       Complete Foundation.................................................. 105
       Complete Steel Erection.............................................. 155
       Complete Roof Glazing................................................ 170

Start-Up/Testing............................................................ 210

Substantial Completion...................................................... 340

Final Completion............................................................ 365

Notice to proceed was issued on June 1, 1997.

                                    EXHIBIT C

                                 OPTION CONTRACT

     THIS OPTION CONTRACT (this "Agreement") dated the ______ day of ____________, 19___ by and between BUFFALO ENTERPRISE DEVELOPMENT CORPORATION, a not-for-profit local development corporation organized under the laws of the State of New York, having its principal office and place of business at 620 Main Street, Buffalo, New York 14202 ("Seller") and AGRO POWER DEVELOPMENT, INC., a New Jersey corporation, having an office at 10 Alvin Court, East Brunswick, New Jersey 08816 ("Purchaser").

     1. Sale. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, on the terms and conditions herein provided, the following property, rights and interests (collectively, the "Property"):

          (a) All of that certain tract of land located in the City of Buffalo, County of Erie, and State of New York and legally described on Schedule A attached hereto and made a part hereof ("Land").

          (b) All buildings and other improvements, if any, located on the Land ("Improvements").

          (c) All rights and appurtenances pertaining to the Land and the Improvements, including without limitation, all of Seller's right, title and interest in and to adjacent streets, alleys, rights of way and easements.

     2. Purchase Price. Purchaser agrees to pay to Seller the Purchase Price for the Property, calculated pursuant to Section 29.2 of that certain ground lease between Seller and Purchaser dated as of September 4, 1997 ("Ground Lease"), as follows:

          (a) Upon delivery of the "Deed" (as hereinafter provided and defined), by delivery to Seller of the sum equal to the Purchase Price less the credits set forth in Section 9 hereof.

     3. Title Documents.

     Purchaser may, at its option, and sole cost and expense, obtain the following:

          (i) a survey of the Land ("Survey").

          (ii) a fully guaranteed tax and title search covering the Property ("Abstract") and a local tax certificate, where not covered by the Abstract.

          (iii) A commitment in favor of Purchaser for the most recent form of ALTA owner's title insurance policy ("Commitment") issued by a title insurance company acceptable to Purchaser ("Title Company") setting forth the state of title to the Property including the state of facts shown on the Survey, if any.

     4. Obligations of Seller Prior to Closing. During the period commencing on the date hereof and ending on the Closing Date (as hereinafter defined), or within such other period hereinafter contemplated in this Section, Seller agrees as follows:

          (a) Not to create, grant, accept or enter into any option to purchase, right of first refusal, sale agreement, lease, use and occupancy arrangement with respect to all or any portion of the Property without Purchaser's prior written consent.

          (b) Not to create or suffer a lien of any kind whatsoever on all or any portion of the Property, it being understood and agreed by the parties hereto that any lien which is a result of Purchaser's failure to perform its obligations under the Ground Lease shall not be a breach of Seller's agreement hereunder.

     5. Closing. The date ("Closing Date") upon which the sale and purchase of the Property ("Closing") shall take place on the thirtieth (30th) day following the date on which the option to purchase has been exercised under the Ground Lease but in no event later than the last day of the Term under the Ground Lease, TIME BEING OF THE ESSENCE with respect to said date. The Closing shall take place at 10:00 a.m. on the Closing Date at the offices of Saperston & Day, P.C., 1100 M&T Center, Three Fountain Plaza, Buffalo, New York.

     6. Conveyance and Exceptions.

          (a) At the Closing, Seller shall convey to Purchaser its title to the Property by a recordable quit claim deed with lien covenant ("Deed"), subject to the following ("Permitted Exceptions"):

               (i) any state of facts an accurate survey would show;

               (ii) all easements, right of ways, and other encumbrances of any kind, recorded or unrecorded, which may affect the Property;

               (iii) all applicable federal, state and local regulations, statutes, and laws;

               (iv) all liens other than those created or suffered by Seller, it being understood and agreed by the parties hereto that any lien which is a result of Purchaser's failure to perform its obligations under the Ground Lease shall not be a breach of Seller's agreement hereunder.

          (b) If the Commitment shall disclose encumbrances or exceptions to title other than the Permitted Exceptions ("Unpermitted Exceptions"), or if the Survey shall disclose any encroachment or other matter rendering title to the Property unmarketable ("Survey Defect"), Seller may, at Seller's sole option, cause the Unpermitted Exceptions to be removed from the Commitment and Survey Defects to be removed prior to Closing.

          (c) In the event Seller does not so elect to remove the Unpermitted Exceptions or Survey Defect, Purchaser, at its sole option and upon notice to Seller, shall elect: (i) to terminate this Agreement; or (ii) to accept the conveyance of the Property subject to the unremoved matters. If this Agreement is terminated pursuant to clause (i) above, neither party shall have any further liability or obligation hereunder.

     7. Seller's Obligations at Closing. At the Closing, Seller shall furnish to
Purchaser  the  following,   each  of  which  shall  be  in  a  form  reasonably
satisfactory to Purchaser's counsel:

          (a) The Deed.

          (b) A State of New York Board of Equalization and Assessment Real Property Transfer Report for the Property and the transaction contemplated herein.

          (c) (i) Form TP-584 published by the New York Department of Taxation and Finance ("Department") consisting of the New York State Combined Real Property Transfer Tax Affidavit, Real Estate Tax Return and Credit Line Mortgage Certificate; and (ii) if applicable, Form TP-584.1 published by the Department consisting of the New York State Transfer Tax Return Supplemental Schedules.

          (d) A FIRPTA Affidavit executed by Seller.

          (e) Possession of the Property.

          (f) A certified copy of resolutions of Seller's Board of Directors authorizing and directing the sale of the Property pursuant to this Agreement.

          (g) Such other documents as Seller is required to deliver by law or pursuant to the terms of this Agreement.

     8. Purchaser's Obligations at Closing. Provided that Seller shall perform all of Seller's obligations under this Agreement, Purchaser shall deliver to Seller at the Closing the following:

          (a) The Purchase Price, minus the credits set forth in Section 9(b), in the form of immediately available funds.

          (b) Such other documents and payments as Purchaser is required to deliver by law or pursuant to the terms of this Agreement.

     9. Adjustments; Costs.

          (a) Seller and Purchaser acknowledge and agree that Purchaser is obligated to pay all "Impositions" as defined in the Ground Lease. Accordingly, there shall be no proration of any Impositions.

          (b) Purchaser shall receive a credit against the Purchase Price in the amount calculated pursuant to and in accordance with Section 29.2(4) of the Ground Lease.

          (c)  Purchaser  shall  pay all  recording  costs,  all New York  State
     Mortgage Taxes, if any, and the premium for the Title Policy, all documentary, intangible, transfer and other taxes with respect to the Deed, the Survey, all search continuation charges.

     10. Representations and Warranties. To induce Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as follows:

          (a)  Seller  is not a  "foreign  person"  as such term is  defined  in
     Section 7701 of the Internal Revenue Code, as amended.

          (b) There is no lease, option to purchase, right of first refusal to purchase or agreement for the sale and purchase of all or any portion of the Property to any person or entity, except for this Agreement and the Ground Lease.

          (c) Seller has full power and authority to enter into and consummate the transaction contemplated by this Agreement without the consent or approval of any third party, and when signed by Seller, this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

     Seller acknowledges that Purchaser will rely on Seller's representations and warranties in connection with entering into this Agreement. All of the foregoing representations and warranties shall merge into the Deed at the Closing.

     11. Conditions Precedent to Closing.

          (a) Compliance by Seller and Purchaser with all terms and conditions under this contract.

     12. Broker. Each party hereto represents and warrants to the other party that it has not utilized the services of any real estate broker, salesperson or finder in connection with this Agreement or the transaction contemplated. Each party hereto agrees to indemnify, defend and hold the other party harmless from and against all other claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party or any party or entity acting or purportedly acting on behalf of the indemnifying party.

     13. Remedies Upon Default. If either party shall fail to keep or observe any covenant, agreement or obligation to be kept or observed by such party under this Agreement, the other party shall have the right, in addition to the exercise of any other remedy available to it at law or in equity, (i) to terminate this Agreement upon notice to the other party and recover damages; or
(ii) to enforce specific performance of this Agreement.

     14. Notices. Any notice required or permitted to be given hereunder shall be deemed given when personally delivered or deposited in the United States mail, postage prepaid, certified or express mail, return receipt requested, addressed to Seller or Purchaser, as the case may be, as follows:

     If to Seller:     The Buffalo Enterprise Development Corporation
                       620 Main Street
                       Buffalo, New York 14202
                       Attention: President

     With a copy to:   Saperston & Day, P.C.
                       1100 M&T Center
                       Three Fountain Plaza
                       Buffalo, New York 14203
                       Attention: Gary L. Mucci

     If to Purchaser.  AGRO Power Development, Inc.
                       10 Alvin Court
                       East Brunswick, New Jersey 08816
                       Attention: President

     With a copy to:   Giordano, Halleran & Ciesla
                       125 Half Mile Road
                       Middletown, New Jersey 07748
                       Attention: Edward Radzely

     Either party to this Agreement may change its address for notice purposes by giving notice thereof to the other party hereto, except that such change of address notice shall not be deemed to have been given until actually received by the addressee thereof.

     15. Ground Lease.

     This Agreement and all rights and obligations hereunder shall automatically terminate in the event the Ground Lease is terminated.

     16. Purchaser's Representations.

     (a) Purchaser shall be deemed to warrant and represent to Seller that, as of the date of this Agreement, (i) Purchaser is familiar with the Property; (ii) Purchaser is in possession of the Property pursuant to the Ground Lease; (iii) Purchaser accepts the Property in "as is" condition, subject only to the express representations and warranties made by Seller in this Agreement and the Ground Lease; and (iv) Purchaser is entering into this Agreement voluntarily upon its own judgment and is not relying upon any representation or warranty of Seller other than as appears in this Agreement.

     17. Remedies.

     Each party shall have all rights and remedies available under New York law both at law and equity in the event of a default by the other party hereunder.

     18. Miscellaneous.

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (b) This Agreement constitutes the entire agreement and understanding between the parties hereto, and there are no agreements, representations or warranties except those herein expressly set forth, and it is agreed that any change in, addition to, amendment or modification of the terms hereof shall be of no effect unless reduced to writing and executed by both parties hereto.

     (c) The captions used in connection with the Sections of this Agreement are for convenience of reference only and shall not be deemed to construe, limit or expand the meaning or language of this Agreement.

     (d) If the last day for performance of any obligation hereunder occurs on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next regular business day.

     (e) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (f) Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies whatsoever.

     (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                            SELLER:    BUFFALO ENTERPRISE DEVELOPMENT
                                       CORPORATION


                                       By:______________________________________
                                       Its:_____________________________________


                            PURCHASER: AGRO POWER DEVELOPMENT, INC.


                                       By:______________________________________
                                       Its:_____________________________________




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